Featured Community: Camden Lake Buena Vista • Orlando, FL • 322 Apartment Homes • Year Built 2018 • Acquired 2025

CAMDEN[SM]

Living Excellence

4Q25 Earnings Release & Supplemental Financial Information

2800 Post Oak Boulevard • Houston, TX 77056 • (713) 354-2500 • camdenliving.com

Investors Relations Contact • Kim Callahan • (713) 354-2549

CAMDEN	TABLE OF CONTENTS

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden (the “Company”) operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES FOURTH QUARTER 2025 OPERATING RESULTS,
2026 FINANCIAL OUTLOOK, AND FIRST QUARTER 2026 DIVIDEND

Houston, Texas (February 5, 2026) - Camden Property Trust (NYSE:CPT) (the "Company") announced today operating results for the three and twelve months ended December 31, 2025. Net Income Attributable to Common Shareholders (“EPS”), Funds from Operations (“FFO”), Core Funds from Operations ("Core FFO"), and Core Adjusted Funds from Operations (“Core AFFO”) for the three and twelve months ended December 31, 2025 are detailed below. A reconciliation of EPS to FFO, Core FFO, and Core AFFO is included in the financial tables accompanying this press release.

	Three Months Ended December 31,		Twelve Months Ended December 31,
Per Diluted Share	2025	2024	2025	2024
EPS(1)	$1.44	$0.37	$3.54	$1.50
FFO	$1.73	$1.68	$6.77	$6.70
Core FFO	$1.76	$1.73	$6.88	$6.85
Core AFFO	$1.46	$1.46	$5.90	$5.88

	Three Months Ended	4Q25 Guidance	4Q25 Guidance
Per Diluted Share	December 31, 2025	Midpoint	Variance
EPS(1)	$1.44	$0.35	$1.09
FFO	$1.73	$1.70	$0.03
Core FFO	$1.76	$1.73	$0.03
(1) For the three and twelve months ended December 31, 2025, EPS included approximately $0.12 per share of impairments associated with undeveloped land parcels. For the twelve months ended December 31, 2024, EPS included approximately $0.37 per share of impairments associated with undeveloped land parcels.

	Quarterly Growth	Sequential Growth	Year-To-Date Growth
Same Property Results	4Q25 vs. 4Q24	4Q25 vs. 3Q25	2025 vs. 2024
Revenues	0.5%	(0.8)%	0.8%
Expenses	1.5%	(5.1)%	1.7%
Net Operating Income ("NOI")	0.0%	1.7%	0.3%

Same Property Results	4Q25	4Q24	3Q25
Occupancy	95.2%	95.3%	95.5%

For 2025, the Company defines same property communities as communities wholly-owned and stabilized since January 1, 2024, excluding communities under redevelopment and properties held for sale. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

Operating Statistics - Same Property Portfolio

New Lease and Renewal Data - Date Effective (1)	4Q25	4Q24
Effective New Lease Rates	(5.3)%	(4.7)%
Effective Renewal Rates	2.8%	3.3%
Effective Blended Lease Rates	(1.6)%	(1.1)%
(1) Average change in same property new lease and renewal rates vs. expiring lease rates when effective.

Occupancy, Bad Debt and Turnover Data	4Q25	4Q24
Occupancy	95.2%	95.3%
Bad Debt	0.7%	0.7%
Annualized Gross Turnover	40%	41%
Annualized Net Turnover	30%	31%
Development Activity
During the quarter, lease-up was completed at Camden Long Meadow Farms in Richmond, TX and leasing continued at Camden Village District in Raleigh, NC.

Development Communities - Construction Completed and Project in Lease-Up ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Cost	as of 1/31/2026
Camden Village District	Raleigh, NC	369	$139.2	60%

Development Communities - Construction Ongoing ($ in millions)

		Total	Total
Community Name	Location	Homes	Estimated Cost
Camden South Charlotte	Charlotte, NC	420	$157.0
Camden Blakeney	Charlotte, NC	349	151.0
Camden Nations	Nashville, TN	393	184.0
Total		1,162	$492.0

Acquisition and Disposition Activity
During the quarter, the Company acquired Camden Lake Buena Vista, a 322-apartment home community located in Orlando, FL for approximately $85.2 million. Also during the quarter, the Company disposed of two operating communities that operated as one dual-phased community in Houston, TX and one operating community in Phoenix, AZ comprising a total of 979 apartment homes for approximately $201.0 million and recognized a gain of approximately $128.0 million.

Subsequent to quarter end, the Company began marketing for sale 11 operating communities in California.

Share Repurchase
During the quarter, Camden repurchased 2,065,276 common shares at an average price of $106.82 per share for a total of $220.6 million. Year to date, Camden repurchased 2,531,018 common shares at an average share price of $106.92 for a total of $270.6 million. Subsequent to quarter end, Camden repurchased 1,096,807 common shares at an average price of $110.03 for a total of $120.7 million.

In February 2026, Camden's Board of Trust Managers authorized a new share repurchase program up to $600.0 million. The Company currently has $600.0 million remaining under this stock repurchase program.

Liquidity Analysis
As of December 31, 2025, Camden had approximately $635.2 million of liquidity comprised of approximately $25.2 million in cash and cash equivalents, and approximately $610.0 million of availability under its unsecured credit facility and commercial paper program. At quarter-end, the Company had approximately $213.8 million left to fund under its existing wholly-owned development pipeline.

Earnings Guidance
Camden provided initial earnings guidance for 2026 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for first quarter 2026 as detailed below. Expected EPS excludes gains, if any, from future real estate transactions.

	1Q26		2026
Per Diluted Share	Range	Midpoint	Range	Midpoint
EPS	$0.22 - $0.26	$0.24	$0.40 - $0.70	$0.55
FFO	$1.61 - $1.65	$1.63	$6.46 - $6.76	$6.61
Core FFO(1)	$1.64 - $1.68	$1.66	$6.60 - $6.90	$6.75
(1) The Company's 2026 core FFO guidance excludes approximately $0.14 per share of non-core charges for legal costs and settlements and expensed transaction pursuit costs.

A reconciliation of 2026 Core FFO per share guidance as compared to 2025 actual results is detailed below.

2025 Core FFO per share - actual	$6.880
Nonrecurring fee and asset management income	(0.040)
Lower same property NOI growth	(0.045)
Higher general overhead and other corporate expenses	(0.045)
2026 Core FFO per share - midpoint guidance	$6.750

	2026
Same Property Growth Guidance	Range	Midpoint
Revenues	(0.25%) - 1.75%	0.75%
Expenses	2.25% - 3.75%	3.00%
NOI	(2.50%) - 1.50%	(0.50)%

For 2026, the Company defines same property communities as communities owned and stabilized since January 1, 2025, including properties currently being marketed for sale.

Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2026 financial outlook including key assumptions for same property growth and a reconciliation of expected EPS to expected FFO and expected Core FFO are included in the financial tables accompanying this press release.

Quarterly Dividend Declaration
Camden's Board of Trust Managers declared a first quarter 2026 dividend of $1.06 per common share payable on April 17, 2026 to shareholders of record as of March 31, 2026. In declaring the dividend, the Board of Trust Managers considered a number of factors, including the Company's past performance and future prospects, as described in this press release.

Conference Call
Friday, February 6, 2026 at 10:00 AM CT
Domestic Dial-In Number: (888) 317-6003; International Dial-In Number: (412) 317-6061; Passcode: 7679266
Webcast: https://investors.camdenliving.com

The Company strongly encourages interested parties to join the call via webcast in order to view any associated videos, slide presentations, etc. The dial-in phone line will be reserved for accredited analysts and investors who plan to pose questions to Management during the Q&A session of the call.

Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (713) 354-2787.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 500 Company, is a real estate company primarily engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns and operates 172 properties containing 58,759 apartment homes across the United States. Upon completion of 3 properties currently under development, the Company’s portfolio will increase to 59,921 apartment homes in 175 properties. Camden has been recognized as one of the 100 Best Companies to Work For® by FORTUNE magazine for 18 consecutive years, most recently ranking #18. For additional information, please contact Camden’s Investor Relations Department at (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
(In thousands, except per share, property data amounts and ratios)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024
Property revenues	$390,794	$386,319	$1,573,544	$1,543,842

Adjusted EBITDAre	232,194	226,587	912,583	898,753

Net income (loss) attributable to common shareholders	156,036	40,691	384,462	163,293
Per share - basic	1.44	0.37	3.54	1.50
Per share - diluted	1.44	0.37	3.54	1.50

Funds from operations	189,501	185,012	744,829	738,020
Per share - diluted	1.73	1.68	6.77	6.70

Core funds from operations	193,074	190,379	757,225	753,996
Per share - diluted	1.76	1.73	6.88	6.85

Core adjusted funds from operations	160,240	161,272	649,051	647,593
Per share - diluted	1.46	1.46	5.90	5.88

Dividends per share	1.05	1.03	4.20	4.12
Dividend payout ratio (FFO)	60.7%	61.3%	62.0%	61.5%

Interest expensed	34,079	32,565	138,239	129,815
Interest capitalized	3,505	3,525	14,058	17,871
Total interest incurred	37,584	36,090	152,297	147,686

Net Debt to Annualized Adjusted EBITDAre (a)	4.1x	3.8x	4.1x	3.9x
Interest expense coverage ratio	6.8x	7.0x	6.6x	6.9x
Total interest coverage ratio	6.2x	6.3x	6.0x	6.1x
Fixed charge expense coverage ratio	6.8x	7.0x	6.6x	6.9x
Total fixed charge coverage ratio	6.2x	6.3x	6.0x	6.1x
Unencumbered real estate assets (at cost) to unsecured debt ratio	3.5x	3.8x	3.5x	3.8x

Same property NOI growth (b) (c)	0.0%	1.2%	0.3%	1.1%
(# of apartment homes included)	54,625	55,866	54,625	55,866

Same property turnover
Gross turnover of apartment homes (annualized)	40%	41%	47%	50%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	30%	31%	36%	39%

	As of December 31,		As of December 31,
	2025	2024	2025	2024
Total assets	$9,042,989	$8,852,144	$9,042,989	$8,852,144
Total debt	$3,900,790	$3,485,591	$3,900,790	$3,485,591
Common and common equivalent shares, outstanding end of period (d)	107,807	110,121	107,807	110,121
Share price, end of period	$110.08	$116.04	$110.08	$116.04
Book equity value, end of period (e)	$4,438,253	$4,747,189	$4,438,253	$4,747,189
Market equity value, end of period (f)	$11,867,395	$12,778,441	$11,867,395	$12,778,441

(a) Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. Annualized Adjusted EBITDAre is Adjusted EBITDAre as reported for the period multiplied by 4 for quarter results.
(b) "Same Property" Communities are communities which were wholly-owned by the Company and stabilized since January 1, 2024, excluding communities under redevelopment and properties held for sale.
(c) "Same Property" results exclude results from other miscellaneous revenues and expenses, including the amortization of net below market leases, casualty-related expenses net of recoveries, and severance related costs.
(d) Includes at December 31, 2025: 106,213 common shares (including 82 common share equivalents related to share awards), plus 1,594 common share equivalents upon the assumed conversion of non-controlling units.
(e) Includes: common shares, common units, common share equivalents, and non-qualified deferred compensation share awards.
(f) Includes: common shares, common units, and common share equivalents.

Note: Please refer to pages 25 - 28 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024
OPERATING DATA

Property revenues (a)	$390,794	$386,319	$1,573,544	$1,543,842

Property expenses
Property operating and maintenance	90,514	90,571	369,889	365,681
Real estate taxes	47,408	47,440	196,821	193,124
Total property expenses	137,922	138,011	566,710	558,805

Non-property income
Fee and asset management	5,282	1,540	12,967	7,137
Interest and other income/(loss)	100	(22)	256	4,420
Income/(loss) on deferred compensation plans	2,963	(2,511)	19,260	12,629
Total non-property income/(loss)	8,345	(993)	32,483	24,186

Other expenses
Property management	8,995	9,274	37,452	38,331
Fee and asset management	797	659	3,074	2,200
General and administrative	19,841	18,673	79,344	72,365
Interest	34,079	32,565	138,239	129,815
Depreciation and amortization	150,191	145,474	611,025	582,014
Expense/(benefit) on deferred compensation plans	2,963	(2,511)	19,260	12,629
Total other expenses	216,866	204,134	888,394	837,354

Impairment associated with land development activities	(12,916)	—	(12,916)	(40,988)
Loss on early retirement of debt	—	—	—	(921)
Gain on sale of operating properties	127,972	—	260,910	43,806
Income from continuing operations before income taxes	159,407	43,181	398,917	173,766
Income tax expense	(1,449)	(572)	(4,019)	(2,926)
Net income	157,958	42,609	394,898	170,840
Net income allocated to non-controlling interests	(1,922)	(1,918)	(10,436)	(7,547)
Net income attributable to common shareholders	$156,036	$40,691	$384,462	$163,293

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$157,958	$42,609	$394,898	$170,840
Other comprehensive income
Unrealized gain on cash flow hedging activities	—	—	—	85
Unrealized loss and unamortized prior service cost on post retirement obligation	(212)	(18)	(212)	(18)
Reclassification of net loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	350	351	1,403	2,159
Comprehensive income	158,096	42,942	396,089	173,066
Net income allocated to non-controlling interests	(1,922)	(1,918)	(10,436)	(7,547)
Comprehensive income attributable to common shareholders	$156,174	$41,024	$385,653	$165,519

PER SHARE DATA

Total earnings per common share - basic	$1.44	$0.37	$3.54	$1.50
Total earnings per common share - diluted	1.44	0.37	3.54	1.50

Weighted average number of common shares outstanding:
Basic	107,821	108,428	108,376	108,491
Diluted	108,617	108,515	108,434	108,539

(a) We elected to combine lease and non-lease components and thus present rental revenue in a single line item in our consolidated statements of income and comprehensive income.  For the three months ended December 31, 2025, we recognized $390.8 million of property revenue which consisted of approximately $347.7 million of rental revenue and approximately $43.1 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. This compares to property revenue of $386.3 million recognized for the three months ended December 31, 2024, made up of approximately $344.9 million of rental revenue and approximately $41.4 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. For the twelve months ended December 31, 2025, we recognized $1,573.5 million of property revenue which consisted of approximately $1,399.9 million of rental revenue and approximately $173.6 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. This compares to the $1,543.8 million of property revenue recognized for the twelve months ended December 31, 2024, made up of approximately $1,376.0 million of rental revenue and approximately $167.8 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. Revenue related to utility rebilling to residents was $12.1 million and $11.0 million for the three months ended December 31, 2025 and 2024, respectively and was $46.9 million and $42.9 million for the twelve months ended December 30, 2025 and 2024, respectively.

Note: Please refer to pages 25 - 28 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024
FUNDS FROM OPERATIONS

Net income attributable to common shareholders	$156,036	$40,691	$384,462	$163,293
Real estate depreciation and amortization	146,599	142,403	597,925	569,998
Income allocated to non-controlling interests	1,922	1,918	10,436	7,547
Gain on sale of operating properties	(127,972)	—	(260,910)	(43,806)
Impairment associated with land development activities	12,916	—	12,916	40,988
Funds from operations	$189,501	$185,012	$744,829	$738,020

Less: Casualty-related expenses, net of (recoveries) (a)	59	3,080	(1,354)	5,849
Plus: Severance (b)	—	—	—	506
Plus: Legal costs and settlements (b)	2,277	1,577	8,611	4,844
Plus: Loss on early retirement of debt	—	—	—	921
Plus: Expensed transaction, development, and other pursuit costs (b)	1,131	710	4,789	2,203
Plus: Advocacy contributions (c)	—	—	—	1,653
Plus: Other miscellaneous items (a)	106	—	350	—
Core funds from operations	$193,074	$190,379	$757,225	$753,996

Less: Recurring capitalized expenditures (d)	(32,834)	(29,107)	(108,174)	(106,403)

Core adjusted funds from operations	$160,240	$161,272	$649,051	$647,593

PER SHARE DATA
Funds from operations - diluted	$1.73	$1.68	$6.77	$6.70
Core funds from operations - diluted	1.76	1.73	6.88	6.85
Core adjusted funds from operations - diluted	1.46	1.46	5.90	5.88
Distributions declared per common share	1.05	1.03	4.20	4.12

Weighted average number of common shares outstanding:
FFO/Core FFO/Core AFFO - diluted	109,486	110,109	110,028	110,133

PROPERTY DATA
Total operating properties (end of period) (e)	172	174	172	174
Total operating apartment homes in operating properties (end of period) (e)	58,759	58,858	58,759	58,858
Total operating apartment homes (weighted average)	58,615	58,588	59,095	58,405

.

(a) Non-core adjustment generally recorded within Property NOI.

(b) Non-core adjustment generally recorded within General and Administrative Expenses.

(c) Non-core adjustment generally recorded within Property Management Expenses.

(d) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(e) Includes joint ventures and properties held for sale, if any.

Note: Please refer to pages 25 - 28 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
(In thousands)

(Unaudited)

	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024
ASSETS
Real estate assets, at cost
Land	$1,787,445	$1,791,077	$1,789,207	$1,763,468	$1,722,526
Buildings and improvements	11,792,960	11,812,521	11,763,017	11,550,852	11,319,460
	13,580,405	13,603,598	13,552,224	13,314,320	13,041,986
Accumulated depreciation	(5,296,061)	(5,234,087)	(5,128,622)	(5,011,583)	(4,867,422)
Net operating real estate assets	8,284,344	8,369,511	8,423,602	8,302,737	8,174,564
Properties under development and land	419,227	384,124	380,437	403,657	401,542
Total real estate assets	8,703,571	8,753,635	8,804,039	8,706,394	8,576,106
Accounts receivable – affiliates	8,884	8,889	8,889	8,950	8,991
Other assets, net (a)	293,292	255,333	262,100	239,999	234,838
Cash and cash equivalents	25,203	25,931	33,091	26,182	21,045
Restricted cash	12,039	11,378	11,454	11,607	11,164
Total assets	$9,042,989	$9,055,166	$9,119,573	$8,993,132	$8,852,144

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$3,570,193	$3,409,691	$3,495,487	$3,405,255	$3,155,233
Secured	330,597	330,536	330,476	330,416	330,358
Accounts payable and accrued expenses	248,087	232,960	206,018	195,197	215,179
Accrued real estate taxes	92,382	129,697	91,954	46,192	78,529
Distributions payable	114,971	115,518	116,007	115,983	113,549
Other liabilities (b)	248,506	224,989	219,635	212,871	212,107
Total liabilities	4,604,736	4,443,391	4,459,577	4,305,914	4,104,955

Equity
Common shares of beneficial interest	1,157	1,157	1,157	1,157	1,158
Additional paid-in capital	5,948,938	5,945,277	5,941,893	5,936,982	5,930,729
Distributions in excess of net income attributable to common shareholders	(969,240)	(1,011,983)	(1,007,075)	(973,416)	(897,931)
Treasury shares	(620,497)	(400,185)	(350,166)	(351,092)	(359,732)
Accumulated other comprehensive income (c)	2,165	2,027	1,676	1,325	974
Total common equity	4,362,523	4,536,293	4,587,485	4,614,956	4,675,198
Non-controlling interests	75,730	75,482	72,511	72,262	71,991
Total equity	4,438,253	4,611,775	4,659,996	4,687,218	4,747,189
Total liabilities and equity	$9,042,989	$9,055,166	$9,119,573	$8,993,132	$8,852,144

(a) Includes net deferred charges of:	$534	$1,296	$1,953	$2,730	$2,675

(b) Includes deferred revenues of:	$614	$624	$692	$760	$767

(c) Represents the unrealized net loss and unamortized prior service costs on post retirement obligations, and unrealized net gain on cash flow hedging activities.

CAMDEN	PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT DECEMBER 31, 2025 (in apartment homes)

	"Same Property"	Non-"Same Property"	Completed in Lease-up	Under Construction	Grand Total
D.C. Metro (a)	6,194	—	—	—	6,194
Houston, TX	7,278	929	—	—	8,207
Phoenix, AZ	4,094	—	—	—	4,094
Dallas, TX	5,940	—	—	—	5,940
Atlanta, GA	4,036	234	—	—	4,270
SE Florida	3,050	—	—	—	3,050
Orlando, FL	3,954	322	—	—	4,276
Tampa, FL	3,104	360	—	—	3,464
Charlotte, NC	3,123	387	—	769	4,279
Denver, CO	2,873	—	—	—	2,873
Raleigh, NC	3,252	420	369	—	4,041
Austin, TX	3,360	678	—	—	4,038
San Diego/Inland Empire, CA	1,797	—	—	—	1,797
Los Angeles/Orange County, CA	1,812	—	—	—	1,812
Nashville, TN	758	435	—	393	1,586
Total Portfolio	54,625	3,765	369	1,162	59,921

(a) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.

FOURTH QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION			WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED (c)

	"Same Property" Communities	Operating Communities (b)	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024
D.C. Metro (a)	14.3%	13.5%	96.1%	96.7%	97.3%	97.1%	96.8%
Houston, TX	9.9%	10.9%	94.2%	94.8%	95.1%	95.1%	95.1%
Phoenix, AZ	8.3%	7.7%	95.0%	94.9%	94.4%	95.4%	95.4%
Dallas, TX	7.9%	7.5%	94.9%	95.4%	95.3%	95.0%	94.9%
Atlanta, GA	7.5%	7.3%	95.2%	95.8%	95.3%	95.1%	93.9%
SE Florida	7.0%	6.7%	95.2%	95.2%	95.5%	95.2%	94.8%
Orlando, FL	7.1%	6.9%	96.1%	95.9%	95.7%	95.8%	95.3%
Tampa, FL	6.3%	6.7%	94.9%	94.9%	95.4%	96.3%	96.9%
Charlotte, NC	5.4%	5.7%	94.6%	95.1%	95.4%	95.2%	95.2%
Denver, CO	6.0%	5.6%	95.1%	96.6%	97.0%	95.0%	95.7%
Raleigh, NC	5.0%	5.5%	94.5%	95.4%	95.6%	95.6%	95.5%
Austin, TX	4.2%	4.7%	95.5%	95.2%	94.7%	93.6%	93.5%
San Diego/Inland Empire, CA	4.9%	4.6%	95.5%	95.8%	96.1%	95.7%	95.7%
Los Angeles/Orange County, CA	4.6%	4.6%	95.3%	95.5%	95.6%	94.1%	93.6%
Nashville, TN	1.6%	2.1%	93.6%	94.8%	94.8%	92.2%	92.8%
Total Portfolio	100.0%	100.0%	95.1%	95.5%	95.6%	95.3%	95.2%

(b) Operating communities represent all fully-consolidated communities for the period, excluding communities under construction.

(c) Occupancy figures include all stabilized operating communities owned during the period, including those held through unconsolidated joint venture investments.

CAMDEN	COMPONENTS OF PROPERTY
NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended December 31,			Twelve Months Ended December 31,
Property Revenues	Homes	2025	2024	Change	2025	2024	Change
"Same Property" Communities (a)	54,625	$362,003	$360,266	$1,737	$1,453,229	$1,442,248	$10,981
Non-"Same Property" Communities (b)	3,765	21,998	13,009	8,989	78,094	45,542	32,552
Development and Lease-Up Communities (c)	1,531	1,077	—	1,077	2,185	—	2,185
Disposition/Other (d)	—	5,716	13,044	(7,328)	40,036	56,052	(16,016)
Total Property Revenues	59,921	$390,794	$386,319	$4,475	$1,573,544	$1,543,842	$29,702

Property Expenses
"Same Property" Communities (a)	54,625	$126,159	$124,332	$1,827	$516,732	$508,107	$8,625
Non-"Same Property" Communities (b)	3,765	8,474	4,885	3,589	31,491	19,987	11,504
Development and Lease-Up Communities (c)	1,531	701	—	701	1,500	6	1,494
Disposition/Other (d)	—	2,588	8,794	(6,206)	16,987	30,705	(13,718)
Total Property Expenses	59,921	$137,922	$138,011	($89)	$566,710	$558,805	$7,905

Property Net Operating Income
"Same Property" Communities (a)	54,625	$235,844	$235,934	($90)	$936,497	$934,141	$2,356
Non-"Same Property" Communities (b)	3,765	13,524	8,124	5,400	46,603	25,555	21,048
Development and Lease-Up Communities (c)	1,531	376	—	376	685	(6)	691
Disposition/Other (d)	—	3,128	4,250	(1,122)	23,049	25,347	(2,298)
Total Property Net Operating Income	59,921	$252,872	$248,308	$4,564	$1,006,834	$985,037	$21,797

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2024, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized since January 1, 2024, including communities under redevelopment, and excluding properties held for sale.

(c) Development and Lease-Up Communities are non-stabilized communities we have developed since January 1, 2024, excluding properties held for sale.

(d) "Disposition/Other" includes those communities disposed of by the Company, which are not classified as "Discontinued Operations". "Other" includes results from non-multifamily rental communities, expenses related to land holdings not under active development, and other miscellaneous revenues and expenses, including the amortization of net above/below market leases, casualty-related expenses net of recoveries, and severance related costs.

CAMDEN	COMPONENTS OF PROPERTY
SEQUENTIAL NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

		Three Months Ended
	Apartment	December 31,	September 30,	June 30,	March 31,	December 31,
Property Revenues	Homes	2025	2025	2025	2025	2024
"Same Property" Communities (a)	54,625	$362,003	$364,954	$364,478	$361,794	$360,266
Non-"Same Property" Communities (b)	3,765	21,998	21,300	19,036	15,760	13,009
Development and Lease-Up Communities (c)	1,531	1,077	790	283	35	—
Disposition/Other (d)	—	5,716	8,632	12,712	12,976	13,044
Total Property Revenues	59,921	$390,794	$395,676	$396,509	$390,565	$386,319

Property Expenses
"Same Property" Communities (a)	54,625	$126,159	$132,982	$130,920	$126,671	$124,332
Non-"Same Property" Communities (b)	3,765	8,474	8,537	7,897	6,583	4,885
Development and Lease-Up Communities (c)	1,531	701	538	230	31	—
Disposition/Other (d)	—	2,588	3,639	4,625	6,135	8,794
Total Property Expenses	59,921	$137,922	$145,696	$143,672	$139,420	$138,011

Property Net Operating Income
"Same Property" Communities (a)	54,625	$235,844	$231,972	$233,558	$235,123	$235,934
Non-"Same Property" Communities (b)	3,765	13,524	12,763	11,139	9,177	8,124
Development and Lease-Up Communities (c)	1,531	376	252	53	4	—
Disposition/Other (d)	—	3,128	4,993	8,087	6,841	4,250
Total Property Net Operating Income	59,921	$252,872	$249,980	$252,837	$251,145	$248,308

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2024, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized since January 1, 2024, including communities under redevelopment, and excluding properties held for sale.

(c) Development and Lease-Up Communities are non-stabilized communities we have developed since January 1, 2024, excluding properties held for sale.

(d) "Disposition/Other" includes those communities disposed of by the Company, which are not classified as "Discontinued Operations". "Other" includes results from non-multifamily rental communities, expenses related to land holdings not under active development, and other miscellaneous revenues and expenses, including the amortization of net above/below market leases, casualty-related expenses net of recoveries, and severance related costs.

CAMDEN	"SAME PROPERTY"
FOURTH QUARTER COMPARISONS
December 31, 2025
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)(b)	Included	4Q25	4Q24	Growth	4Q25	4Q24	Growth	4Q25	4Q24	Growth
D.C. Metro	6,194	$48,873	$47,640	2.6%	$15,222	$14,717	3.4%	$33,651	$32,923	2.2%
Houston, TX	7,278	40,319	40,315	0.0%	16,969	15,859	7.0%	23,350	24,456	(4.5)%
Phoenix, AZ	4,094	27,099	27,489	(1.4)%	7,605	7,256	4.8%	19,494	20,233	(3.7)%
Dallas, TX	5,940	33,208	33,376	(0.5)%	14,392	13,734	4.8%	18,816	19,642	(4.2)%
Atlanta, GA	4,036	25,700	25,243	1.8%	8,122	9,947	(18.3)%	17,578	15,296	14.9%
SE Florida	3,050	26,530	26,313	0.8%	10,083	9,521	5.9%	16,447	16,792	(2.1)%
Orlando, FL	3,954	25,097	24,968	0.5%	8,250	8,315	(0.8)%	16,847	16,653	1.2%
Tampa, FL	3,104	23,577	23,724	(0.6)%	8,652	8,027	7.8%	14,925	15,697	(4.9)%
Denver, CO	2,873	20,304	20,279	0.1%	6,152	6,065	1.4%	14,152	14,214	(0.4)%
Charlotte, NC	3,123	18,391	18,557	(0.9)%	5,766	5,580	3.3%	12,625	12,977	(2.7)%
Raleigh, NC	3,252	17,518	17,588	(0.4)%	5,629	5,169	8.9%	11,889	12,419	(4.3)%
San Diego/Inland Empire, CA	1,797	16,258	15,961	1.9%	4,672	4,888	(4.4)%	11,586	11,073	4.6%
Los Angeles/Orange County, CA	1,812	16,785	15,965	5.1%	5,832	5,471	6.6%	10,953	10,494	4.4%
Austin, TX	3,360	17,268	17,801	(3.0)%	7,480	7,904	(5.4)%	9,788	9,897	(1.1)%
Nashville, TN	758	5,076	5,047	0.6%	1,333	1,879	(29.1)%	3,743	3,168	18.2%

Total Same Property	54,625	$362,003	$360,266	0.5%	$126,159	$124,332	1.5%	$235,844	$235,934	0.0%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (c)			Revenue per Occupied Home (d)
Quarterly Results (b)	Contribution	4Q25	4Q24	Growth	4Q25	4Q24	Growth	4Q25	4Q24	Growth
D.C. Metro	14.3%	96.1%	96.8%	(0.7)%	$2,390	$2,313	3.3%	$2,736	$2,649	3.3%
Houston, TX	9.9%	94.5%	95.1%	(0.6)%	1,655	1,651	0.2%	1,954	1,942	0.6%
Phoenix, AZ	8.3%	95.2%	95.4%	(0.2)%	1,960	1,991	(1.6)%	2,319	2,347	(1.2)%
Dallas, TX	7.9%	94.9%	94.9%	0.0%	1,697	1,709	(0.7)%	1,964	1,974	(0.5)%
Atlanta, GA	7.5%	95.3%	94.3%	1.0%	1,915	1,914	0.1%	2,227	2,210	0.8%
SE Florida	7.0%	95.2%	94.8%	0.4%	2,698	2,690	0.3%	3,045	3,034	0.4%
Orlando, FL	7.1%	96.1%	95.3%	0.8%	1,916	1,928	(0.6)%	2,203	2,209	(0.3)%
Tampa, FL	6.3%	95.2%	96.9%	(1.7)%	2,318	2,298	0.9%	2,658	2,630	1.1%
Denver, CO	6.0%	95.1%	95.7%	(0.6)%	2,132	2,142	(0.5)%	2,476	2,457	0.7%
Charlotte, NC	5.4%	94.5%	95.1%	(0.6)%	1,797	1,808	(0.6)%	2,076	2,083	(0.3)%
Raleigh, NC	5.0%	94.8%	95.5%	(0.7)%	1,602	1,606	(0.2)%	1,894	1,888	0.3%
San Diego/Inland Empire, CA	4.9%	95.5%	95.7%	(0.2)%	2,817	2,791	0.9%	3,157	3,095	2.1%
Los Angeles/Orange County, CA	4.6%	95.3%	93.6%	1.7%	2,895	2,858	1.3%	3,241	3,136	3.4%
Austin, TX	4.2%	95.3%	94.1%	1.2%	1,513	1,587	(4.7)%	1,797	1,877	(4.2)%
Nashville, TN	1.6%	93.7%	92.8%	0.9%	2,202	2,223	(0.9)%	2,381	2,389	(0.3)%

Total Same Property	100.0%	95.2%	95.3%	(0.1)%	$2,008	$2,006	0.1%	$2,320	$2,307	0.6%

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2024, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) "Same Property" results exclude results from other miscellaneous revenues and expenses, including the amortization of net above/below market leases, casualty-related expenses net of recoveries, and severance related costs.

(c) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(d) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
SEQUENTIAL QUARTER COMPARISONS
December 31, 2025
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)(b)	Included	4Q25	3Q25	Growth	4Q25	3Q25	Growth	4Q25	3Q25	Growth
D.C. Metro	6,194	$48,873	$49,263	(0.8)%	$15,222	$15,601	(2.4)%	$33,651	$33,662	0.0%
Houston, TX	7,278	40,319	40,591	(0.7)%	16,969	17,326	(2.1)%	23,350	23,265	0.4%
Phoenix, AZ	4,094	27,099	27,310	(0.8)%	7,605	7,948	(4.3)%	19,494	19,362	0.7%
Dallas, TX	5,940	33,208	33,514	(0.9)%	14,392	14,536	(1.0)%	18,816	18,978	(0.9)%
Atlanta, GA	4,036	25,700	25,904	(0.8)%	8,122	10,057	(19.2)%	17,578	15,847	10.9%
SE Florida	3,050	26,530	26,630	(0.4)%	10,083	10,110	(0.3)%	16,447	16,520	(0.4)%
Orlando, FL	3,954	25,097	25,348	(1.0)%	8,250	8,877	(7.1)%	16,847	16,471	2.3%
Tampa, FL	3,104	23,577	23,568	0.0%	8,652	8,855	(2.3)%	14,925	14,713	1.4%
Denver, CO	2,873	20,304	20,805	(2.4)%	6,152	6,562	(6.2)%	14,152	14,243	(0.6)%
Charlotte, NC	3,123	18,391	18,702	(1.7)%	5,766	5,968	(3.4)%	12,625	12,734	(0.9)%
Raleigh, NC	3,252	17,518	17,644	(0.7)%	5,629	6,117	(8.0)%	11,889	11,527	3.1%
San Diego/Inland Empire, CA	1,797	16,258	16,306	(0.3)%	4,672	5,227	(10.6)%	11,586	11,079	4.6%
Los Angeles/Orange County, CA	1,812	16,785	16,689	0.6%	5,832	5,934	(1.7)%	10,953	10,755	1.8%
Austin, TX	3,360	17,268	17,501	(1.3)%	7,480	8,200	(8.8)%	9,788	9,301	5.2%
Nashville, TN	758	5,076	5,179	(2.0)%	1,333	1,664	(19.9)%	3,743	3,515	6.5%

Total Same Property	54,625	$362,003	$364,954	(0.8)%	$126,159	$132,982	(5.1)%	$235,844	$231,972	1.7%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (c)			Revenue per Occupied Home (d)
Quarterly Results (b)	Contribution	4Q25	3Q25	Growth	4Q25	3Q25	Growth	4Q25	3Q25	Growth
D.C. Metro	14.3%	96.1%	96.7%	(0.6)%	$2,390	$2,387	0.1%	$2,736	$2,741	(0.2)%
Houston, TX	9.9%	94.5%	94.7%	(0.2)%	1,655	1,658	(0.2)%	1,954	1,963	(0.5)%
Phoenix, AZ	8.3%	95.2%	94.9%	0.3%	1,960	1,972	(0.6)%	2,319	2,344	(1.1)%
Dallas, TX	7.9%	94.9%	95.4%	(0.5)%	1,697	1,701	(0.2)%	1,964	1,971	(0.4)%
Atlanta, GA	7.5%	95.3%	95.9%	(0.6)%	1,915	1,914	0.1%	2,227	2,231	(0.2)%
SE Florida	7.0%	95.2%	95.2%	0.0%	2,698	2,704	(0.2)%	3,045	3,057	(0.4)%
Orlando, FL	7.1%	96.1%	95.9%	0.2%	1,916	1,926	(0.5)%	2,203	2,228	(1.2)%
Tampa, FL	6.3%	95.2%	95.4%	(0.2)%	2,318	2,328	(0.4)%	2,658	2,652	0.2%
Denver, CO	6.0%	95.1%	96.6%	(1.5)%	2,132	2,145	(0.6)%	2,476	2,499	(0.9)%
Charlotte, NC	5.4%	94.5%	95.2%	(0.7)%	1,797	1,806	(0.5)%	2,076	2,096	(1.0)%
Raleigh, NC	5.0%	94.8%	95.4%	(0.6)%	1,602	1,605	(0.2)%	1,894	1,895	(0.1)%
San Diego/Inland Empire, CA	4.9%	95.5%	95.8%	(0.3)%	2,817	2,818	0.0%	3,157	3,156	0.0%
Los Angeles/Orange County, CA	4.6%	95.3%	95.5%	(0.2)%	2,895	2,889	0.2%	3,241	3,215	0.8%
Austin, TX	4.2%	95.3%	95.1%	0.2%	1,513	1,536	(1.5)%	1,797	1,825	(1.5)%
Nashville, TN	1.6%	93.7%	95.4%	(1.7)%	2,202	2,224	(1.0)%	2,381	2,388	(0.3)%

Total Same Property	100.0%	95.2%	95.5%	(0.3)%	$2,008	$2,014	(0.3)%	$2,320	$2,330	(0.5)%

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2024, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) "Same Property" results exclude results from other miscellaneous revenues and expenses, including the amortization of net above/below market leases, casualty-related expenses net of recoveries, and severance related costs.

(c) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(d) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
YEAR TO DATE COMPARISONS
December 31, 2025
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Year to Date Results (a)(b)	Included	2025	2024	Growth	2025	2024	Growth	2025	2024	Growth
D.C. Metro	6,194	$194,944	$188,373	3.5%	$61,204	$59,317	3.2%	$133,740	$129,056	3.6%
Houston, TX	7,278	161,970	160,735	0.8%	69,718	67,095	3.9%	92,252	93,640	(1.5)%
Phoenix, AZ	4,094	109,282	109,788	(0.5)%	30,776	29,154	5.6%	78,506	80,634	(2.6)%
Dallas, TX	5,940	133,730	134,360	(0.5)%	57,816	56,125	3.0%	75,914	78,235	(3.0)%
Atlanta, GA	4,036	102,789	102,135	0.6%	35,388	38,476	(8.0)%	67,401	63,659	5.9%
SE Florida	3,050	106,246	106,583	(0.3)%	39,861	38,918	2.4%	66,385	67,665	(1.9)%
Orlando, FL	3,954	100,921	100,675	0.2%	35,993	36,979	(2.7)%	64,928	63,696	1.9%
Tampa, FL	3,104	94,584	93,899	0.7%	33,954	32,915	3.2%	60,630	60,984	(0.6)%
Denver, CO	2,873	82,033	80,929	1.4%	25,178	24,463	2.9%	56,855	56,466	0.7%
Charlotte, NC	3,123	74,339	74,352	0.0%	23,386	22,390	4.4%	50,953	51,962	(1.9)%
Raleigh, NC	3,252	70,425	70,518	(0.1)%	23,321	21,963	6.2%	47,104	48,555	(3.0)%
San Diego/Inland Empire, CA	1,797	64,871	63,023	2.9%	19,806	19,604	1.0%	45,065	43,419	3.8%
Los Angeles/Orange County, CA	1,812	66,403	63,690	4.3%	22,874	22,187	3.1%	43,529	41,503	4.9%
Austin, TX	3,360	70,203	72,574	(3.3)%	31,366	31,228	0.4%	38,837	41,346	(6.1)%
Nashville, TN	758	20,489	20,614	(0.6)%	6,091	7,293	(16.5)%	14,398	13,321	8.1%

Total Same Property	54,625	$1,453,229	$1,442,248	0.8%	$516,732	$508,107	1.7%	$936,497	$934,141	0.3%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (c)			Revenue per Occupied Home (d)
Year to Date Results (b)	Contribution	2025	2024	Growth	2025	2024	Growth	2025	2024	Growth
D.C. Metro	14.3%	96.8%	96.7%	0.1%	$2,365	$2,278	3.8%	$2,710	$2,619	3.4%
Houston, TX	9.9%	94.8%	95.0%	(0.2)%	1,656	1,647	0.5%	1,956	1,937	1.0%
Phoenix, AZ	8.4%	95.0%	94.8%	0.2%	1,976	1,995	(1.0)%	2,340	2,358	(0.7)%
Dallas, TX	8.1%	95.2%	95.0%	0.2%	1,701	1,719	(1.0)%	1,971	1,985	(0.7)%
Atlanta, GA	7.2%	95.4%	94.4%	1.0%	1,912	1,944	(1.6)%	2,224	2,233	(0.4)%
SE Florida	7.1%	95.3%	96.0%	(0.7)%	2,700	2,687	0.5%	3,048	3,034	0.4%
Orlando, FL	7.0%	95.9%	95.4%	0.5%	1,922	1,933	(0.6)%	2,218	2,223	(0.3)%
Tampa, FL	6.5%	95.6%	96.1%	(0.5)%	2,321	2,303	0.8%	2,656	2,625	1.2%
Denver, CO	6.1%	95.9%	96.3%	(0.4)%	2,140	2,123	0.8%	2,481	2,439	1.8%
Charlotte, NC	5.4%	95.1%	94.7%	0.4%	1,802	1,812	(0.6)%	2,086	2,094	(0.4)%
Raleigh, NC	5.0%	95.3%	95.2%	0.1%	1,603	1,611	(0.5)%	1,894	1,899	(0.2)%
San Diego/Inland Empire, CA	4.8%	95.8%	95.8%	0.0%	2,809	2,765	1.6%	3,140	3,052	2.9%
Los Angeles/Orange County, CA	4.6%	95.1%	93.5%	1.6%	2,885	2,865	0.7%	3,210	3,127	2.7%
Austin, TX	4.1%	95.0%	94.2%	0.8%	1,544	1,619	(4.6)%	1,833	1,912	(4.1)%
Nashville, TN	1.5%	94.1%	94.2%	(0.1)%	2,223	2,246	(1.0)%	2,395	2,405	(0.5)%

Total Same Property	100.0%	95.4%	95.3%	0.1%	$2,010	$2,006	0.2%	$2,322	$2,306	0.7%

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2024, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) "Same Property" results exclude results from other miscellaneous revenues and expenses, including the amortization of net above/below market leases, casualty-related expenses net of recoveries, and severance related costs.

(c) Weighted average monthly rental rates are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(d) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY" OPERATING EXPENSE
DETAIL AND COMPARISONS
December 31, 2025
(In thousands)

(Unaudited)

					% of Actual
					4Q25 Operating
Quarterly Comparison (a) (b)	4Q25	4Q24	$ Change	% Change	Expenses

Property Taxes	$43,034	$43,609	($575)	(1.3)%	34.1%
Salaries and Benefits for On-site Employees	23,626	23,791	(165)	(0.7)%	18.8%
Utilities	25,403	25,353	50	0.2%	20.1%
Repairs and Maintenance	15,426	14,884	542	3.6%	12.2%
Property Insurance	8,366	6,794	1,572	23.1%	6.6%
General and Administrative	6,319	6,227	92	1.5%	5.0%
Marketing and Leasing	2,973	2,573	400	15.5%	2.4%
Other	1,012	1,101	(89)	(8.1)%	0.8%

Total Same Property	$126,159	$124,332	$1,827	1.5%	100.0%

					% of Actual
					4Q25 Operating
Sequential Comparison (a) (b)	4Q25	3Q25	$ Change	% Change	Expenses

Property Taxes	$43,034	$44,596	($1,562)	(3.5)%	34.1%
Salaries and Benefits for On-site Employees	23,626	25,300	(1,674)	(6.6)%	18.8%
Utilities	25,403	26,051	(648)	(2.5)%	20.1%
Repairs and Maintenance	15,426	17,505	(2,079)	(11.9)%	12.2%
Property Insurance	8,366	8,273	93	1.1%	6.6%
General and Administrative	6,319	6,378	(59)	(0.9)%	5.0%
Marketing and Leasing	2,973	3,840	(867)	(22.6)%	2.4%
Other	1,012	1,039	(27)	(2.6)%	0.8%

Total Same Property	$126,159	$132,982	($6,823)	(5.1)%	100.0%

					% of Actual
					2025 Operating
Year to Date Comparison (a) (b)	2025	2024	$ Change	% Change	Expenses

Property Taxes	$177,511	$177,447	$64	—%	34.4%
Salaries and Benefits for On-site Employees	97,042	94,078	2,964	3.2%	18.8%
Utilities	102,953	100,669	2,284	2.3%	19.9%
Repairs and Maintenance	66,291	65,841	450	0.7%	12.8%
Property Insurance	31,366	31,006	360	1.2%	6.1%
General and Administrative	25,393	24,098	1,295	5.4%	4.9%
Marketing and Leasing	12,007	10,543	1,464	13.9%	2.3%
Other	4,169	4,425	(256)	(5.8)%	0.8%

Total Same Property	$516,732	$508,107	$8,625	1.7%	100.0%

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2024, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) "Same Property" results exclude results from other expenses, including casualty-related expenses net of recoveries and severance related costs.

CAMDEN	CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF DECEMBER 31, 2025 ($ in millions)

						Estimated/Actual Dates for
Completed Communities in Lease-Up		Total	Cost to			Construction	Initial	Construction	Stabilized	As of 1/31/2026
		Homes	Date			Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden Village District	369	$139.2			2Q22	1Q25	3Q25	1Q27	60%	56%
	Raleigh, NC

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 1/31/2026
Development Communities		Homes	Estimated Cost	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden South Charlotte	420	$157.0	$117.3	$117.3	2Q24	2Q26	2Q27	4Q28
	Charlotte, NC
2.	Camden Blakeney	349	151.0	84.3	84.3	2Q24	4Q26	3Q27	3Q28
	Charlotte, NC
3.	Camden Nations	393	184.0	76.6	76.6	1Q25	1Q28	3Q28	2Q30
	Nashville, TN

Total Development Communities		1,162	$492.0	$278.2	$278.2					—%	—%

Additional Development Pipeline and Land(a)					141.0

Total Properties Under Development and Land (per Balance Sheet)					$419.2

NOI Contribution from Development Communities ($ in millions)								Cost to Date	4Q25 NOI
Communities that Stabilized During Quarter								$72.7	$0.5
Completed Communities in Lease-Up								139.2	0.4
Total Development Communities NOI Contribution								$211.9	$0.9

(a) Please refer to the Development Pipeline Summary on page 18.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	DEVELOPMENT PIPELINE & LAND

(Unaudited)

AS OF DECEMBER 31, 2025 ($ in millions)

		Projected	Total
PIPELINE COMMUNITIES		Homes	Estimated Cost (a)	Cost to Date

1.	Camden Baker	434	$191.0	$40.1
	Denver, CO
2.	Camden Gulch	498	300.0	56.0
	Nashville, TN
Development Pipeline		932	$491.0	$96.1

Other (b)				$44.9

Total Development Pipeline and Land				$141.0

(a) Represents our estimate of total costs we expect to incur on these projects. However, forward-looking estimates are not guarantees of future performances, results, or events. Although we believe these expectations are based upon reasonable assumptions, future events rarely develop exactly as forecasts and estimates routinely require adjustment.

(b) Includes land holdings no longer under active development and predevelopment costs incurred in pursuit of new developments.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	ACQUISITIONS & DISPOSITIONS

(Unaudited)

2025 ACQUISITION & DISPOSITION ACTIVITY ($ in millions, except per unit amounts)

2025 Acquisitions		Location	Purchase Price	Homes	Monthly Rental Rate	Year Built	Closing Date
1.	Camden Leander	Leander, TX	$67.7	352 Homes	$1,401	2023	1/23/2025
2.	Camden West Nashville	Nashville, TN	131.3	435 Homes	1,816	2020	2/27/2025
3.	Camden Clearwater	Clearwater, FL	138.7	360 Homes	2,542	2020	5/22/2025
4.	Camden Lake Buena Vista	Orlando, FL	85.2	322 Homes	1,922	2018	12/4/2025

Total/Average Acquisitions			$422.9	1,469 Homes	$1,918

2025 Dispositions		Location	Sales Price	Homes	Monthly Rental Rate	Year Built	Closing Date
1.	Camden Midtown	Houston, TX	$60.0	337 Homes	$1,545	1999	6/12/2025
2.	Camden Cimarron	Irving, TX	53.5	286 Homes	1,564	1992	7/9/2025
3.	Camden Royal Oaks I/II	Houston, TX	60.0	340 Homes	1,654	2006/2012	7/30/2025
4.	Camden City Centre I/II	Houston, TX	124.0	647 Homes	1,589	2007/2013	11/13/2025
5.	Camden Copper Square	Phoenix, AZ	77.0	332 Homes	1,608	2000	11/20/2025

Total/Average Disposition			$374.5	1,942 Homes	$1,592

CAMDEN	DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF DECEMBER 31, 2025:

	Future Scheduled Repayments (a)
Year	Amortization	Secured Maturities	Unsecured Maturities	Total	% of Total	Weighted Average Interest Rate on Maturing Debt (b)
2026	$(3,386)	$24,000	$544,917	$565,531	14.5%	5.0%
2027	(2,433)	174,900	—	172,467	4.4%	3.9%
2028	(2,143)	132,025	400,000	529,882	13.6%	3.8%
2029	(1,767)	—	600,000	598,233	15.3%	3.8%
2030	(939)	—	750,000	749,061	19.2%	2.9%
2031	(676)	—	—	(676)	—%	—%
2032	(710)	—	—	(710)	—%	—%
2033	(746)	—	—	(746)	—%	—%
2034	(136)	—	400,000	399,864	10.3%	5.1%
2035	(111)	—	—	(111)	—%	—%
Thereafter	(2,005)	—	300,000	297,995	7.6%	3.4%
Total Maturing Debt	($15,052)	$330,925	$2,994,917	$3,310,790	84.9%	3.9%

Unsecured Line of Credit & Commercial Paper Program (c)	$—	$—	$590,000	$590,000	15.1%	3.8%
Total Debt	($15,052)	$330,925	$3,584,917	$3,900,790	100.0%	3.9%

Weighted Average Maturity of Debt (d)		4.8 Years

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate (b)	Time to Maturity (d)
Floating rate debt	$1,133,919	29.1%	4.4%	1.3 Years
Fixed rate debt	2,766,871	70.9%	3.7%	6.2 Years
Total	$3,900,790	100.0%	3.9%	4.8 Years

			Weighted Average
SECURED vs. UNSECURED DEBT:	Balance	% of Total	Interest Rate (b)	Time to Maturity (d)
Unsecured debt	$3,570,193	91.5%	3.9%	5.1 Years
Secured debt	330,597	8.5%	3.9%	1.6 Years
Total	$3,900,790	100.0%	3.9%	4.8 Years

REAL ESTATE ASSETS: (e)	Total Homes	% of Total	Total Cost	% of Total	4Q25 NOI	% of Total
Unencumbered real estate assets	55,311	92.3%	$12,614,579	90.1%	$237,209	93.8%
Encumbered real estate assets	4,610	7.7%	1,385,053	9.9%	15,663	6.2%
Total	59,921	100.0%	$13,999,632	100.0%	$252,872	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is				3.5x
(a) Includes all available extension options.

(b) Includes the effects of the applicable settled forward interest rate swaps.

(c) Represents our outstanding commercial paper program amount of $590.0 million as of December 31, 2025. Under the terms of this program, we may issue up to a maximum aggregate amount of $600.0 million, which is backstopped by our $1.2 billion Line of Credit.

(d) Assumes Commercial Paper will be refinanced using our unsecured Line of Credit with exercisable extension options.

(e) Real estate assets include communities under development and properties held for sale.

CAMDEN	DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2026 AND 2027:

		Future Scheduled Repayments(a)			Weighted Average Interest on Maturing Debt
Quarter	Amortization	Secured Maturities	Unsecured Maturities	Total
1Q 2026	($908)	$—	$—	($908)	N/A
2Q 2026	(898)	11,950	—	11,052	4.0%
3Q 2026	(905)	—	40,000	39,095	5.1%
4Q 2026	(675)	12,050	504,917	516,292	5.2%
2026	($3,386)	$24,000	$544,917	$565,531	5.0%

1Q 2027	($587)	$58,100	$—	$57,513	4.0%
2Q 2027	(633)	51,350	—	50,717	3.8%
3Q 2027	(615)	48,950	—	48,335	3.9%
4Q 2027	(598)	16,500	—	15,902	3.8%
2027	($2,433)	$174,900	$—	$172,467	3.9%

(a) Maturities exclude unsecured Line of Credit and Commercial Paper Program.

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Gross Asset Value	<	60%	23%	Yes

Secured Debt to Gross Asset Value	<	40%	2%	Yes

Consolidated Adjusted EBITDAre to Total Fixed Charges	>	150%	569%	Yes

Unsecured Debt to Gross Asset Value	<	60%	23%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Total Asset Value	<	60%	27%	Yes

Total Secured Debt to Total Asset Value	<	40%	2%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	>	150%	362%	Yes

Consolidated Income Available for Debt Service to Total Annual Service Charges	>	150%	607%	Yes

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN	CAPITALIZED EXPENDITURES
& MAINTENANCE EXPENSE
(In thousands, except unit data)

(Unaudited)

	Fourth Quarter 2025
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	4	years	$2,675	$46	$467	$8
Appliances	10	years	1,471	25	510	9
Painting	—		—	—	1,908	33
Cabinetry/Countertops	9	years	295	5	—	—
Other	7	years	2,388	41	1,926	32
Exteriors
Painting	7	years	1,542	26	—	—
Carpentry	10	years	827	14	—	—
Landscaping	5	years	1,563	27	3,157	54
Roofing	19	years	4,910	84	321	5
Site Drainage	10	years	153	2	—	—
Fencing/Stair	10	years	772	13	—	—
Other (b)	8	years	5,567	95	4,622	79
Common Areas
Mech., Elec., Plumbing	9	years	7,226	123	3,413	58
Parking/Paving	4	years	571	10	—	—
Pool/Exercise/Facility	6	years	2,874	49	451	8
Total Recurring (c)			$32,834	$560	$16,775	$286
Weighted Average Apartment Homes				58,615		58,615

Non-recurring & revenue enhancing capitalized expenditures (d)			$3,531

Reposition Expenditures (e)	10	years	$25,840	$34,316
Repositioned Apartment Homes				753

	Year to Date 2025
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	4	years	$11,223	$190	$2,068	$35
Appliances	10	years	6,426	109	2,103	36
Painting	—		—	—	8,126	137
Cabinetry/Countertops	9	years	767	13	—	—
Other	7	years	9,264	157	7,421	126
Exteriors
Painting	7	years	3,545	60	—	—
Carpentry	10	years	2,297	39	—	—
Landscaping	5	years	4,041	68	14,482	245
Roofing	19	years	12,209	207	1,414	24
Site Drainage	10	years	503	9	—	—
Fencing/Stair	10	years	2,725	46	—	—
Other (b)	8	years	17,819	302	19,470	329
Common Areas
Mech., Elec., Plumbing	9	years	26,109	442	14,833	251
Parking/Paving	4	years	2,050	34	—	—
Pool/Exercise/Facility	6	years	9,196	155	2,242	38
Total Recurring (c)			$108,174	$1,831	$72,159	$1,221
Weighted Average Apartment Homes				59,095		59,095

Non-recurring & revenue enhancing capitalized expenditures (d)			$5,793

Reposition Expenditures (e)	10	years	$89,317	$29,634
Repositioned Apartment Homes				3,014

(a) Weighted average useful life of capitalized expenses for the three and twelve months ended December 31, 2025.
(b) Includes in part the following items: site/building repair, masonry/plaster, and general conditions.
(c) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.
(d) Capital expenditures primarily composed of non-recurring or one-time additions such as our smart access solution, LED lighting programs, and other non-routine items.
(e) Represents capital expenditures for the three and twelve months ended December 31, 2025 spent on apartment unit renovation designed to reposition these assets for higher rental levels in their respective markets.

CAMDEN	2026 FINANCIAL OUTLOOK
AS OF FEBRUARY 5, 2026

(Unaudited)

Earnings Guidance - Per Diluted Share
Expected FFO per share - diluted	$6.46 - $6.76
Expected CORE FFO per share - diluted	$6.60 - $6.90

"Same Property" Communities
Number of Units - 2026	54,970
2025 Base Net Operating Income	$942 million

Total Revenue Growth	(0.25%) - 1.75%
Total Expense Growth	2.25% - 3.75%
Net Operating Income Growth	(2.50%) - 1.50%
Impact from 1.0% change in NOI Growth is approximately $0.09 / share

Capitalized Expenditures
Recurring	$113 - $117 million
Revenue Enhancing Capex and Repositions (a)	$77 - $81 million

Acquisitions/Dispositions
Acquisition Volume	$1.0 - $1.2 billion
Disposition Volume	$1.6 - $2.0 billion

Development
Development Starts	$140 - $335 million
Development Spend	$185 - $215 million

Non-Property Income
Fee and Asset Management Income	$8 - $10 million
Interest Income (b)	$2 - $4 million

Corporate Expenses
General and Administrative (G&A) Expenses	$81 - $85 million
Non-Core Adjustments included above in G&A (c)	$14 - $15 million
Property Management Expenses	$36 - $40 million
Fee and Asset Management Expenses	$2 - $3 million
Corporate G&A Depreciation/Amortization	$14 - $16 million
Income Tax Expenses	$3 - $4 million

Capital
Expected Share Repurchases (d)	$350 - $400 million
Expected Debt Transactions	$400 - $800 million
Expensed Interest	$142 - $146 million
Capitalized Interest	$16 - $18 million

(a) Revenue Enhancing Capex and Repositions are capital expenditures that improve a community's cash flow and competitive position, typically kitchen and bath upgrades, or other new amenities.

(b) Income anticipated to be earned from deposits on 1031 disposition proceeds.

(c) Non-Core Adjustments are items not considered part of our core business operations. Items recorded to General and Administrative Expenses generally includes legal costs and settlements and expensed transaction pursuit costs.

(d) Includes $120.7 million repurchased in January 2026.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document. Additionally, please refer to pages 25 - 28 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO

The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (calculated in accordance with accounting principles generally accepted in the United States of America ("GAAP"), excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, and adjustments for unconsolidated joint ventures to reflect FFO on the same basis. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains and losses on dispositions of real estate, impairment write-downs of certain real estate assets, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies.

Core FFO

Core FFO represents FFO as further adjusted for Non-Core Adjustments. We consider Core FFO to be a helpful supplemental measure of operating performance as it excludes certain items which by their nature are not comparable period over period and therefore tends to obscure actual operating performance. Our definition of Core FFO may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs.

Core Adjusted FFO

In addition to FFO & Core FFO, we compute Core Adjusted FFO ("Core AFFO") as a supplemental measure of operating performance. Core AFFO is calculated utilizing Core FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Our definition of recurring capital expenditures may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of FFO to Core FFO and Core AFFO is provided below:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024
Net income attributable to common shareholders	$156,036	$40,691	$384,462	$163,293
Real estate depreciation and amortization	146,599	142,403	597,925	569,998
Income allocated to non-controlling interests	1,922	1,918	10,436	7,547
Gain on sale of operating properties	(127,972)	—	(260,910)	(43,806)
Impairment associated with land development activities	12,916	—	12,916	40,988
Funds from operations	$189,501	$185,012	$744,829	$738,020

Less: Casualty-related expenses, net of (recoveries)	59	3,080	(1,354)	5,849
Plus: Severance	—	—	—	506
Plus: Legal costs and settlements	2,277	1,577	8,611	4,844
Plus: Loss on early retirement of debt	—	—	—	921
Plus: Expensed transaction, development, and other pursuit costs	1,131	710	4,789	2,203
Plus: Advocacy contributions	—	—	—	1,653
Plus: Miscellaneous other items	106	—	350	—
Core funds from operations	$193,074	$190,379	$757,225	$753,996

Less: Recurring capitalized expenditures	(32,834)	(29,107)	(108,174)	(106,403)

Core adjusted funds from operations	$160,240	$161,272	$649,051	$647,593

Weighted average number of common shares outstanding:
EPS diluted	108,617	108,515	108,434	108,539
FFO/Core FFO/ Core AFFO diluted	109,486	110,109	110,028	110,133

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Reconciliation of FFO, Core FFO, and Core AFFO per share

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024
Total Earnings Per Common Share - Diluted	$1.44	$0.37	$3.54	$1.50
Real estate depreciation and amortization	1.33	1.28	5.39	5.16
Income allocated to non-controlling interests	0.01	0.03	0.09	0.07
Gain on sale of operating properties	(1.17)	—	(2.37)	(0.40)
Impairment associated with land development activities	0.12	—	0.12	0.37
FFO per common share - Diluted	$1.73	$1.68	$6.77	$6.70

Less: Casualty-related expenses, net of (recoveries)	—	0.03	(0.01)	0.05
Plus: Severance	—	—	—	—
Plus: Legal costs and settlements	0.02	0.01	0.08	0.04
Plus: Loss on early retirement of debt	—	—	—	0.02
Plus: Expensed transaction, development, and other pursuit costs	0.01	0.01	0.04	0.02
Plus: Advocacy contributions	—	—	—	0.02
Plus: Miscellaneous other items	—	—	—	—
Core FFO per common share - Diluted	$1.76	$1.73	$6.88	$6.85

Less: Recurring capitalized expenditures	(0.30)	(0.27)	(0.98)	(0.97)

Core AFFO per common share - Diluted	$1.46	$1.46	$5.90	$5.88

Expected FFO & Core FFO

Expected FFO and Core FFO is calculated in a method consistent with historical FFO and Core FFO, and is considered appropriate supplemental measures of expected operating performance when compared to expected earnings per common share (EPS). A reconciliation of the ranges provided for diluted EPS to expected FFO and expected Core FFO per diluted share is provided below:

	1Q26	Range	2026	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$0.22	$0.26	$0.40	$0.70
Expected real estate depreciation and amortization	1.37	1.37	5.99	5.99
Expected income allocated to non-controlling interests	0.02	0.02	0.07	0.07
Expected FFO per share - diluted	$1.61	$1.65	$6.46	$6.76
Anticipated Adjustments to FFO	0.03	0.03	0.14	0.14
Expected Core FFO per share - diluted	$1.64	$1.68	$6.60	$6.90

Note: This table contains forward-looking statements. Please see paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)

NOI is defined by the Company as property revenue less total property expenses. NOI is further detailed in the Components of Property NOI schedules on page 11. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. Our definition of NOI may differ from other REITs and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of net income to net operating income is provided below:

	Three months ended December 31,		Twelve months ended December 31,
	2025	2024	2025	2024
Net income	$157,958	$42,609	$394,898	$170,840
Less: Fee and asset management income	(5,282)	(1,540)	(12,967)	(7,137)
Less: Interest and other income/(loss)	(100)	22	(256)	(4,420)
Less: Income/(loss) on deferred compensation plans	(2,963)	2,511	(19,260)	(12,629)
Plus: Property management expense	8,995	9,274	37,452	38,331
Plus: Fee and asset management expense	797	659	3,074	2,200
Plus: General and administrative expense	19,841	18,673	79,344	72,365
Plus: Interest expense	34,079	32,565	138,239	129,815
Plus: Depreciation and amortization expense	150,191	145,474	611,025	582,014
Plus: Expense/(benefit) on deferred compensation plans	2,963	(2,511)	19,260	12,629
Plus: Impairment associated with land development activities	12,916	—	12,916	40,988
Plus: Loss on early retirement of debt	—	—	—	921
Less: Gain on sale of operating properties	(127,972)	—	(260,910)	(43,806)
Plus: Income tax expense	1,449	572	4,019	2,926
NOI	$252,872	$248,308	$1,006,834	$985,037

"Same Property" Communities	$235,844	$235,934	$936,497	$934,141
Non-"Same Property" Communities	13,524	8,124	46,603	25,555
Development and Lease-Up Communities	376	—	685	(6)
Disposition/Other	3,128	4,250	23,049	25,347
NOI	$252,872	$248,308	$1,006,834	$985,037

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

EBITDAre and Adjusted EBITDAre

Earnings Before Interest, Taxes, Depreciation, and Amortization for Real Estate (“EBITDAre”) and Adjusted EBITDAre are supplemental measures of our financial performance. EBITDAre is calculated in accordance with the definition adopted by NAREIT as earnings before interest, taxes, depreciation and amortization plus or minus losses and gains from the sale of certain real estate assets, including gains/losses on change of control, plus impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, and adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures.

Adjusted EBITDAre represents EBITDAre as further adjusted for non-core items. The Company considers EBITDAre and Adjusted EBITDAre to be appropriate supplemental measures of operating performance to net income because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions, and impairment write-downs of certain real estate assets. Annualized Adjusted EBITDAre is Adjusted EBITDAre as reported for the period multiplied by 4 for quarter results. A reconciliation of net income to EBITDAre and adjusted EBITDAre is provided below:

	Three months ended December 31,		Twelve months ended December 31,
	2025	2024	2025	2024
Net income	$157,958	$42,609	$394,898	$170,840
Plus: Interest expense	34,079	32,565	138,239	129,815
Plus: Depreciation and amortization expense	150,191	145,474	611,025	582,014
Plus: Income tax expense	1,449	572	4,019	2,926
Less: Gain on sale of operating properties	(127,972)	—	(260,910)	(43,806)
Plus: Impairment associated with land development activities	12,916	—	12,916	40,988
EBITDAre	$228,621	$221,220	$900,187	$882,777

Less: Casualty-related expenses, net of (recoveries)	59	3,080	(1,354)	5,849
Plus: Severance	—	—	—	506
Plus: Legal costs and settlements	2,277	1,577	8,611	4,844
Plus: Loss on early retirement of debt	—	—	—	921
Plus: Expensed transaction, development, and other pursuit costs	1,131	710	4,789	2,203
Plus: Advocacy contributions	—	—	—	1,653
Plus: Miscellaneous other items	106	—	350	—
Adjusted EBITDAre	$232,194	$226,587	$912,583	$898,753
Annualized Adjusted EBITDAre	$928,776	$906,348	$912,583	$898,753

Net Debt to Annualized Adjusted EBITDAre

The Company believes Net Debt to Annualized Adjusted EBITDAre to be an appropriate supplemental measure of evaluating balance sheet leverage. Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. The following tables reconcile average Total debt to Net Debt and computes the ratio to Adjusted EBITDAre for the following periods:

Net Debt:

	Average monthly balance for the		Average monthly balance for the
	Three months ended December 31,		Twelve months ended December 31,
	2025	2024	2025	2024
Unsecured notes payable	$3,485,644	$3,169,511	$3,459,543	$3,207,170
Secured notes payable	330,577	330,338	330,486	330,251
Total average debt	3,816,221	3,499,849	3,790,029	3,537,421
Less: Average cash and cash equivalents	(12,428)	(11,022)	(13,654)	(43,782)
Net debt	$3,803,793	$3,488,827	$3,776,375	$3,493,639

Net Debt to Annualized Adjusted EBITDAre:

	Three months ended December 31,		Twelve months ended December 31,
	2025	2024	2025	2024
Net debt	$3,803,793	$3,488,827	$3,776,375	$3,493,639
Annualized Adjusted EBITDAre	928,776	906,348	912,583	898,753
Net Debt to Annualized Adjusted EBITDAre	4.1x	3.8x	4.1x	3.9x

CAMDEN	OTHER DEFINITIONS

(Unaudited)

Bad Debt: Represents bad debt expense and reserves as a percentage of rental revenues.
Core FFO: Represents FFO as further adjusted for items not considered part of our core business operations, such as casualty-related expenses, net of recoveries, severance, legal costs and settlements, net of recoveries, loss on early retirement of debt, expensed transaction, development and other pursuit costs, net of recoveries, net above/below market lease amortization, advocacy contributions, and miscellaneous (income)/expense adjustments.
Development Communities: Non-stabilized communities which are under development or have been recently developed, excluding properties held for sale.
Effective Blended Lease Rates: Average change in same property combined new lease and renewal rates versus expiring lease rates when effective, regardless of lease term. Effective blended lease rates are the weighted average of effective new lease rates and effective renewal rates achieved.
Effective New Lease Rates: Average change in same property new lease rates versus expiring lease rates when effective, regardless of lease term.
Effective Renewal Rates: Average change in same property renewal rates versus expiring lease rates when effective, regardless of lease term.
Encumbered Real Estate Assets: Assets subject to a mortgage, deed of trust, lien, pledge, security interest, security agreement or encumbrance of any kind.
Gross Turnover: Total resident moveouts for the period annualized as a percentage of total apartment homes.
Lease-Up Communities: Non-stabilized communities which are in the leasing process and have not yet reached a stabilized level of occupancy.
Net Debt: Average monthly balance of total debt during the period, less the average monthly balance of cash and cash equivalents during the period.
Net Turnover: Total resident move-outs excluding on-site transfers and transfers to other Camden communities for the period annualized as a percentage of total apartment homes.
Non-Core Adjustments: Items not considered part of our core business operations. Items recorded to General and Administrative Expenses generally includes severance, legal costs and settlements, net of recoveries, and expensed transaction, developments, and other pursuit costs. Items recorded to Property Management Expenses may include advocacy contributions. Items recorded to Interest and Other Income may include miscellaneous revenues/expenses.
Non-Recurring & Revenue Enhancing Capitalized Expenditures: Capital expenditures primarily composed of non-recurring or one-time additions such as smart access solutions, LED lighting programs, and other non-routine items.
Non-Same Property Communities: For 2025, stabilized communities not owned or stabilized since January 1, 2024, including communities under redevelopment, and excluding properties held for sale.
Occupancy: Number of physically occupied apartment homes for the period divided by total apartment homes.
Operating Communities: Wholly owned communities, excluding communities under construction.
Recurring Capital Expenditures: Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.
Redevelopment Communities: Communities with capital expenditures that improve cash flow and competitive position through extensive unit, exterior building, common area, and amenity upgrades.
Reposition Expenditures: Capital expenditures for apartment unit renovations, including kitchen and bath upgrades or other new amenities, designed to position assets for higher rental levels in their respective markets.
Same Property Communities: For 2025, communities wholly owned by the Company and stabilized since January 1, 2024, excluding communities under redevelopment and properties held for sale.
Stabilized Communities: Communities which have reached and maintained an occupancy level at or above 90% for the prior 30 days.
Unencumbered Real Estate Assets: Assets free and clear of any mortgage, deed of trust, lien, pledge, security interest, security agreement or encumbrance of any kind.
Weighted Average Monthly Rental Rate: Rental rate for leases in place and vacant units at market rate after loss to lease and concessions, but before vacancy and bad debt.
Weighted Average Monthly Revenue Per Occupied Home: Reported revenues divided by average occupied homes for the period on a monthly basis.

CAMDEN	OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE
NYSE Texas

Unsecured Debt Ratings:		Senior Debt	Outlook	Commercial Paper
	Fitch	A-	Stable	NA
	Moody's	A3	Stable	P-2
	Standard & Poor's	A-	Stable	A-2

Estimated Future Dates:	Q1 '26	Q2 '26	Q3 '26	Q4 '26
Earnings Release & Conference Call	Late April	Late July	Early November	Early February

Dividend Information - Common Shares:	Q1 '25	Q2 '25	Q3 '25	Q4 '25
Declaration Date	2/6/2025	6/16/2025	9/15/2025	12/3/2025
Record Date	3/31/2025	6/30/2025	9/30/2025	12/17/2025
Payment Date	4/17/2025	7/17/2025	10/17/2025	1/16/2026
Distributions Per Share	$1.05	$1.05	$1.05	$1.05

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases, and Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's, and other information, call (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our website at camdenliving.com.

CAMDEN	COMMUNITY TABLE
Community statistics as of 12/31/2025

(Unaudited)							4Q25 Avg Monthly		4Q25 Avg Monthly
			Year Placed	Average	Apartment	4Q25 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Chandler	Chandler	AZ	2016	1,146	380	95%	$1,900	$1.66	$2,258	$1.97
Camden Foothills	Scottsdale	AZ	2014	1,032	220	97%	2,157	2.09	2,589	2.51
Camden Legacy	Scottsdale	AZ	1996	1,067	428	96%	1,980	1.85	2,332	2.19
Camden Montierra	Scottsdale	AZ	1999	1,071	249	96%	1,934	1.81	2,316	2.16
Camden North End	Phoenix	AZ	2019	921	441	95%	1,993	2.16	2,376	2.58
Camden North End II	Phoenix	AZ	2021	885	343	95%	2,020	2.28	2,365	2.67
Camden Old Town Scottsdale	Scottsdale	AZ	2016	892	316	95%	2,174	2.44	2,478	2.78
Camden Pecos Ranch	Chandler	AZ	2001	949	272	95%	1,673	1.76	2,011	2.12
Camden San Marcos	Scottsdale	AZ	1995	984	320	94%	1,868	1.90	2,189	2.22
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	97%	2,006	1.93	2,352	2.26
Camden Sotelo	Tempe	AZ	2008/2012	1,303	170	95%	1,931	1.48	2,395	1.84
Camden Tempe	Tempe	AZ	2015	1,043	234	92%	1,900	1.82	2,304	2.21
Camden Tempe II	Tempe	AZ	2023	981	397	95%	1,926	1.96	2,243	2.29
TOTAL ARIZONA	13	Properties		1,012	4,094	95%	1,960	1.94	2,319	2.29

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	95%	2,901	2.88	3,220	3.19
Camden Glendale	Glendale	CA	2015	893	307	95%	2,866	3.21	3,189	3.57
Camden Harbor View	Long Beach	CA	2004/2016	980	548	95%	2,938	3.00	3,325	3.39
Camden Main and Jamboree	Irvine	CA	2008	1,011	290	96%	2,849	2.82	3,208	3.17
The Camden	Hollywood	CA	2016	767	287	96%	2,881	3.76	3,188	4.16
Total Los Angeles/Orange County	5	Properties		942	1,812	95%	2,895	3.07	3,241	3.44

Camden Hillcrest	San Diego	CA	2021	1,223	132	97%	3,679	3.01	4,084	3.34
Camden Landmark	Ontario	CA	2006	982	469	96%	2,343	2.38	2,645	2.69
Camden Old Creek	San Marcos	CA	2007	1,037	350	95%	3,057	2.95	3,389	3.27
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	95%	2,932	3.05	3,270	3.40
Camden Tuscany	San Diego	CA	2003	895	160	95%	3,210	3.59	3,596	4.02
Camden Vineyards	Murrieta	CA	2002	1,053	264	95%	2,490	2.37	2,860	2.72
Total San Diego/Inland Empire	6	Properties		1,009	1,797	96%	2,817	2.79	3,157	3.13

TOTAL CALIFORNIA	11	Properties		975	3,609	95%	2,856	2.93	3,198	3.28

Camden Belleview Station	Denver	CO	2009	888	270	97%	1,949	2.19	2,250	2.53
Camden Caley	Englewood	CO	2000	921	218	96%	1,963	2.13	2,256	2.45
Camden Denver West	Golden	CO	1997	1,015	320	95%	2,376	2.34	2,735	2.69
Camden Flatirons	Denver	CO	2015	960	424	95%	2,068	2.16	2,476	2.58
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	95%	2,372	2.06	2,736	2.38
Camden Interlocken	Broomfield	CO	1999	1,002	340	95%	2,149	2.15	2,535	2.53
Camden Lakeway	Littleton	CO	1997	929	459	94%	2,147	2.31	2,470	2.66
Camden Lincoln Station	Lone Tree	CO	2017	844	267	96%	1,898	2.25	2,172	2.57
Camden RiNo	Denver	CO	2020	828	233	96%	2,146	2.59	2,507	3.03
TOTAL COLORADO	9	Properties		957	2,873	95%	2,132	2.23	2,476	2.59

Camden Ashburn Farm	Ashburn	VA	2000	1,062	162	95%	2,368	2.23	2,669	2.51
Camden College Park	College Park	MD	2008	945	509	96%	1,980	2.10	2,302	2.44
Camden Dulles Station	Oak Hill	VA	2009	977	382	97%	2,444	2.50	2,769	2.83
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	95%	2,449	2.32	2,824	2.68
Camden Fairfax Corner	Fairfax	VA	2006	934	489	96%	2,442	2.61	2,827	3.03
Camden Fallsgrove	Rockville	MD	2004	996	268	98%	2,306	2.32	2,629	2.64
Camden Grand Parc	Washington	DC	2002	671	107	98%	2,924	4.36	3,318	4.94
Camden Lansdowne	Leesburg	VA	2002	1,006	690	96%	2,392	2.38	2,721	2.71
Camden Monument Place	Fairfax	VA	2007	856	368	98%	2,208	2.58	2,522	2.95
Camden Noma	Washington	DC	2014	769	321	96%	2,381	3.09	2,755	3.58
Camden Noma II	Washington	DC	2017	759	405	96%	2,428	3.20	2,792	3.68
Camden Potomac Yard	Arlington	VA	2008	832	378	97%	2,518	3.02	2,885	3.47
Camden Roosevelt	Washington	DC	2003	856	198	95%	3,395	3.96	3,837	4.48
Camden Shady Grove	Rockville	MD	2018	877	457	95%	2,196	2.50	2,501	2.85
Camden Silo Creek	Ashburn	VA	2004	975	284	97%	2,379	2.44	2,727	2.80
Camden South Capitol	Washington	DC	2013	821	281	94%	2,539	3.09	2,988	3.64
Camden Washingtonian	Gaithersburg	MD	2018	870	365	97%	2,264	2.60	2,558	2.94
TOTAL DC METRO	17	Properties		913	6,194	96%	2,390	2.62	2,736	3.00

Camden Atlantic	Plantation	FL	2022	919	269	98%	2,554	2.78	2,865	3.12
Camden Aventura	Aventura	FL	1995	1,108	379	94%	2,640	2.38	3,040	2.74
Camden Boca Raton	Boca Raton	FL	2014	843	261	98%	2,679	3.18	3,008	3.57
Camden Brickell	Miami	FL	2003	937	405	94%	3,062	3.27	3,364	3.59
Camden Doral	Miami	FL	1999	1,120	260	93%	2,734	2.44	3,071	2.74
Camden Doral Villas	Miami	FL	2000	1,253	232	96%	2,947	2.35	3,233	2.58
Camden Las Olas	Ft. Lauderdale	FL	2004	1,043	420	97%	2,777	2.66	3,185	3.05
Camden Plantation	Plantation	FL	1997	1,201	502	94%	2,464	2.05	2,806	2.34
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	93%	2,496	2.24	2,866	2.58
Total Southeast Florida	9	Properties		1,065	3,050	95%	2,698	2.53	3,045	2.86

CAMDEN	COMMUNITY TABLE
Community statistics as of 12/31/2025

(Unaudited)							4Q25 Avg Monthly		4Q25 Avg Monthly
			Year Placed	Average	Apartment	4Q25 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Hunters Creek	Orlando	FL	2000	1,075	270	96%	$1,856	$1.73	$2,170	$2.02
Camden Lago Vista	Orlando	FL	2005	955	366	96%	1,798	1.88	2,107	2.21
Camden Lake Buena Vista	Orlando	FL	2018	1,056	322	97%	1,922	1.82	636	0.60
Camden Lake Eola	Orlando	FL	2021	944	360	97%	2,454	2.60	2,796	2.96
Camden LaVina	Orlando	FL	2012	969	420	96%	1,852	1.91	2,152	2.22
Camden Lee Vista	Orlando	FL	2000	937	492	97%	1,814	1.94	2,122	2.26
Camden North Quarter	Orlando	FL	2016	806	333	97%	1,897	2.35	2,107	2.62
Camden Orange Court	Orlando	FL	2008	817	268	97%	1,765	2.16	2,051	2.51
Camden Thornton Park	Orlando	FL	2016	920	299	96%	2,127	2.31	2,408	2.62
Camden Town Square	Orlando	FL	2012	983	438	96%	1,816	1.85	2,070	2.10
Camden Waterford Lakes	Orlando	FL	2014	971	300	95%	1,922	1.98	2,186	2.25
Camden World Gateway	Orlando	FL	2000	979	408	94%	1,841	1.88	2,113	2.16
Total Orlando	12	Properties		952	4,276	96%	1,917	2.01	2,083	2.19

Camden Bay	Tampa	FL	1997/2001	943	760	96%	1,855	1.97	2,203	2.34
Camden Central	St. Petersburg	FL	2019	942	368	96%	3,478	3.69	3,939	4.18
Camden Clearwater	Clearwater	FL	2020	1,111	360	93%	2,542	2.29	2,825	2.54
Camden Montague	Tampa	FL	2012	972	192	96%	1,931	1.99	2,232	2.30
Camden Pier District	St. Petersburg	FL	2016	989	358	95%	3,572	3.61	3,810	3.85
Camden Preserve	Tampa	FL	1996	942	276	94%	2,117	2.25	2,478	2.63
Camden Royal Palms	Brandon	FL	2006	1,017	352	94%	1,772	1.74	2,092	2.06
Camden Visconti	Tampa	FL	2007	1,125	450	94%	2,014	1.79	2,344	2.08
Camden Westchase Park	Tampa	FL	2012	992	348	96%	2,136	2.15	2,470	2.49
Total Tampa	9	Properties		1,003	3,464	95%	2,342	2.34	2,677	2.67

TOTAL FLORIDA	30	Properties		1,000	10,790	95%	2,274	2.27	2,544	2.54

Camden Brookwood	Atlanta	GA	2002	916	359	94%	1,618	1.77	1,934	2.11
Camden Buckhead	Atlanta	GA	2022	1,087	366	97%	2,458	2.26	2,794	2.57
Camden Buckhead Square	Atlanta	GA	2015	827	250	95%	1,708	2.07	1,922	2.32
Camden Creekstone	Atlanta	GA	2002	990	223	94%	1,673	1.69	1,972	1.99
Camden Deerfield	Alpharetta	GA	2000	1,187	292	98%	1,987	1.67	2,312	1.95
Camden Dunwoody	Atlanta	GA	1997	1,007	324	97%	1,759	1.75	2,091	2.08
Camden Fourth Ward	Atlanta	GA	2014	844	276	98%	2,039	2.41	2,314	2.74
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	90%	1,726	1.85	2,051	2.19
Camden Paces	Atlanta	GA	2015	1,408	379	97%	2,849	2.02	3,161	2.25
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	95%	1,796	1.75	2,105	2.05
Camden Phipps	Atlanta	GA	1996	1,010	234	94%	1,779	1.76	2,071	2.05
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	95%	1,657	1.45	1,947	1.70
Camden St. Clair	Atlanta	GA	1997	999	336	95%	1,735	1.74	2,064	2.07
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	91%	1,514	1.50	1,812	1.80
TOTAL GEORGIA	14	Properties		1,036	4,270	95%	1,907	1.84	2,220	2.14

Camden Ballantyne	Charlotte	NC	1998	1,048	400	94%	1,767	1.69	2,079	1.98
Camden Cotton Mills	Charlotte	NC	2002	905	180	93%	1,708	1.89	2,038	2.25
Camden Dilworth	Charlotte	NC	2006	857	145	93%	1,765	2.06	2,073	2.42
Camden Fairview	Charlotte	NC	1983	1,036	135	94%	1,553	1.50	1,826	1.76
Camden Foxcroft	Charlotte	NC	1979	940	156	93%	1,429	1.52	1,698	1.81
Camden Foxcroft II	Charlotte	NC	1985	874	100	93%	1,550	1.77	1,861	2.13
Camden Gallery	Charlotte	NC	2017	743	323	96%	1,903	2.56	2,166	2.92
Camden Grandview	Charlotte	NC	2000	1,060	285	93%	2,120	2.00	2,363	2.23
Camden Grandview II	Charlotte	NC	2019	2,241	28	86%	4,001	1.79	4,227	1.89
Camden NoDa	Charlotte	NC	2023	789	387	95%	1,754	2.22	1,999	2.53
Camden Sedgebrook	Charlotte	NC	1999	972	368	96%	1,649	1.70	1,952	2.01
Camden South End	Charlotte	NC	2003	878	299	94%	1,841	2.10	2,105	2.40
Camden Southline	Charlotte	NC	2015	831	266	97%	2,030	2.44	2,272	2.74
Camden Stonecrest	Charlotte	NC	2001	1,098	306	96%	1,756	1.60	2,048	1.87
Camden Touchstone	Charlotte	NC	1986	899	132	93%	1,437	1.60	1,707	1.90
Total Charlotte	15	Properties		936	3,510	95%	1,792	1.91	2,069	2.21

Camden Asbury Village	Raleigh	NC	2009	1,009	350	96%	1,570	1.56	1,821	1.80
Camden Carolinian	Raleigh	NC	2017	1,118	186	93%	2,328	2.08	2,509	2.24
Camden Crest	Raleigh	NC	2001	1,012	442	95%	1,496	1.48	1,808	1.79
Camden Durham	Durham	NC	2024	892	420	93%	1,687	1.89	1,884	2.11
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	94%	1,675	1.60	2,014	1.93
Camden Lake Pine	Apex	NC	1999	1,066	446	97%	1,634	1.53	1,953	1.83
Camden Manor Park	Raleigh	NC	2006	966	484	92%	1,522	1.57	1,804	1.87
Camden Overlook	Raleigh	NC	2001	1,060	322	94%	1,649	1.56	1,946	1.84
Camden Reunion Park	Apex	NC	2000/2004	972	420	95%	1,448	1.49	1,754	1.81
Camden Village District	Raleigh	NC	2025	844	369	Lease-Up	1,922	2.28	1,104	1.31
Camden Westwood	Morrisville	NC	1999	1,022	360	94%	1,548	1.51	1,850	1.81
Total Raleigh	11	Properties		992	4,041	95%	1,640	1.65	1,826	1.84

TOTAL NORTH CAROLINA	26	Properties		966	7,551	95%	1,711	1.77	1,939	2.01

CAMDEN	COMMUNITY TABLE
Community statistics as of 12/31/2025

(Unaudited)							4Q25 Avg Monthly		4Q25 Avg Monthly
			Year Placed	Average	Apartment	4Q25 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Franklin Park	Franklin	TN	2018	967	328	94%	2,010	2.08	2,201	2.28
Camden Music Row	Nashville	TN	2016	903	430	93%	2,349	2.60	2,524	2.79
Camden West Nashville	Nashville	TN	2020	822	435	93%	1,816	2.21	2,016	2.45
TOTAL TENNESSEE	3	Properties		891	1,193	94%	2,062	2.31	2,249	2.52

Camden Amber Oaks	Austin	TX	2009	862	348	95%	$1,350	$1.57	$1,664	$1.93
Camden Amber Oaks II	Austin	TX	2012	910	244	94%	1,424	1.56	1,752	1.92
Camden Brushy Creek	Cedar Park	TX	2008	882	272	95%	1,409	1.60	1,650	1.87
Camden Cedar Hills	Austin	TX	2008	911	208	97%	1,569	1.72	1,867	2.05
Camden Gaines Ranch	Austin	TX	1997	955	390	97%	1,842	1.93	2,176	2.28
Camden Huntingdon	Austin	TX	1995	903	398	95%	1,476	1.63	1,778	1.97
Camden La Frontera	Austin	TX	2015	901	300	95%	1,447	1.61	1,684	1.87
Camden Lamar Heights	Austin	TX	2015	838	314	97%	1,714	2.05	1,929	2.30
Camden Leander	Leander	TX	2023	931	352	Lease-Up	1,401	1.50	1,517	1.63
Camden Rainey Street	Austin	TX	2016	873	326	97%	2,015	2.31	2,259	2.59
Camden Shadow Brook	Austin	TX	2009	909	496	94%	1,336	1.47	1,600	1.76
Camden Stoneleigh	Austin	TX	2001	908	390	94%	1,582	1.74	1,872	2.06
Total Austin	12	Properties		900	4,038	96%	1,544	1.72	1,813	2.01

Camden Addison	Addison	TX	1996	942	456	94%	1,582	1.68	1,852	1.97
Camden Belmont	Dallas	TX	2010/2012	946	477	93%	1,801	1.90	2,056	2.17
Camden Buckingham	Richardson	TX	1997	919	464	96%	1,524	1.66	1,845	2.01
Camden Centreport	Ft. Worth	TX	1997	912	268	92%	1,518	1.66	1,828	2.00
Camden Design District	Dallas	TX	2009	939	355	95%	1,672	1.78	1,910	2.03
Camden Farmers Market	Dallas	TX	2001/2005	934	906	95%	1,516	1.62	1,766	1.89
Camden Greenville	Dallas	TX	2017/2018	1,028	558	97%	2,084	2.03	2,249	2.19
Camden Henderson	Dallas	TX	2012	966	106	93%	1,953	2.02	2,226	2.30
Camden Legacy Creek	Plano	TX	1995	831	240	96%	1,653	1.99	1,925	2.32
Camden Legacy Park	Plano	TX	1996	870	276	95%	1,766	2.03	2,042	2.35
Camden Panther Creek	Frisco	TX	2009	946	295	94%	1,679	1.78	2,004	2.12
Camden Riverwalk	Grapevine	TX	2008	989	600	95%	1,845	1.87	2,138	2.16
Camden Valley Park	Irving	TX	1986	743	516	95%	1,371	1.84	1,661	2.23
Camden Victory Park	Dallas	TX	2016	861	423	97%	2,019	2.34	2,277	2.64
Total Dallas/Ft. Worth	14	Properties		920	5,940	95%	1,697	1.84	1,964	2.13

Camden Cypress Creek	Cypress	TX	2009	993	310	93%	1,538	1.55	1,814	1.83
Camden Cypress Creek II	Cypress	TX	2020	950	234	94%	1,588	1.67	1,883	1.98
Camden Downs at Cinco Ranch	Katy	TX	2004	1,075	318	93%	1,637	1.52	1,928	1.79
Camden Downtown	Houston	TX	2020	1,052	271	97%	2,583	2.46	2,922	2.78
Camden Grand Harbor	Katy	TX	2008	959	300	95%	1,478	1.54	1,729	1.80
Camden Greenway	Houston	TX	1999	861	756	97%	1,549	1.80	1,846	2.14
Camden Heights	Houston	TX	2004	927	352	95%	1,661	1.79	1,966	2.12
Camden Highland Village	Houston	TX	2014/2015	1,172	552	91%	2,507	2.14	2,729	2.33
Camden Holly Springs	Houston	TX	1999	934	548	95%	1,454	1.56	1,748	1.87
Camden Long Meadow Farms	Richmond	TX	2024	1,462	188	95%	2,363	1.62	2,363	1.62
Camden McGowen Station	Houston	TX	2018	1,004	315	95%	2,078	2.07	2,375	2.36
Camden Northpointe	Tomball	TX	2008	940	384	94%	1,416	1.51	1,709	1.82
Camden Plaza	Houston	TX	2007	915	271	95%	1,799	1.97	2,080	2.27
Camden Post Oak	Houston	TX	2003	1,200	356	97%	2,694	2.25	3,037	2.53
Camden Spring Creek	Spring	TX	2004	1,080	304	95%	1,528	1.42	1,811	1.68
Camden Stonebridge	Houston	TX	1993	845	204	94%	1,293	1.53	1,572	1.86
Camden Sugar Grove	Stafford	TX	1997	921	380	94%	1,448	1.57	1,705	1.85
Camden Travis Street	Houston	TX	2010	819	253	91%	1,499	1.83	1,790	2.19
Camden Vanderbilt	Houston	TX	1996/1997	863	894	94%	1,671	1.94	1,996	2.31
Camden Whispering Oaks	Houston	TX	2008	936	274	97%	1,487	1.59	1,779	1.90
Camden Woodmill Creek	Spring	TX	2024	1,434	189	93%	2,405	1.68	2,674	1.86
Camden Woodson Park	Houston	TX	2008	916	248	93%	1,394	1.52	1,701	1.86
Camden Yorktown	Houston	TX	2008	995	306	88%	1,413	1.42	1,677	1.69
Total Houston	23	Properties		986	8,207	94%	1,746	1.77	2,030	2.06

TOTAL TEXAS	49	Properties		946	18,185	95%	1,685	1.78	1,960	2.07

TOTAL PROPERTIES	172	Properties		967	58,759	95%	$2,008	$2.08	$2,300	$2.38